                                                                   EXHIBIT 10.32

Confidential treatment has been requested for portions of this exhibit. The copy filed here omits the information subject to the confidentiality request. Omissions are designated as XXXXX. A complete version of this exhibit has been filed separately with the Securities and Exchange Commission.


                          MEMORANDUM OF UNDERSTANDING

TIE TEK INC. and ISCO TRACK SLEEPERS LTD. member of Patil Group of Industries, Hyderabad, India, wish to set out the following MEMORANDUM OF UNDERSTANDING
(MOU) in writing for development of Composite Material Sleepers for Indian Railways.

TIE TEK INC., a subsidiary of North American Group, Inc. is engaged in the manufacture and marketing of the Tie Tek composite railroad crosstie. The Tie Tek crosstie was conceived as a direct substitute for wood crossites, but with a longer life and with several environmental advantages. It has been successfully tested by a number of US railroads and independent laboratories. TieTek also developed a suitable technology for mass production of the composite railroad crosstie.

ISCO Track Sleepers P. Ltd., a large Concrete Sleeper manufacturer, member of Patil Group of Hyderabad, and a leader in track engineering technology wishes to diversify into manufacturing composite material sleepers for their own use as well as for Indian Railways. Patil Group now seeks the collaboration of Tie Tek Inc. under the following principles:

Each party has various interests in the field. The parties wish to explore collaboration to pursue their interest in the field of Composite Material Sleepers so as to enable them to develop business more effectively and to take advantage of the opportunities arising in the field in India.

The goal of this MOU is to develop and provide an alternative material i.e., composite sleeper to the Indian Railways at a price XXXXXXXXXXXXXXXXX XXXXXXXXXXXXXXX. To pursue this goal, the following principles have been laid:

XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX:

PHASE I

TieTek will assist Patil Group in the evaluation of the TieTek product and technology for the Indian railway market. TieTek will give Patil Group the exclusive right to evaluate the TieTek product and technology XXXXXXXXXX XXXXXXXXXXXXXX. Patil Group will compensate TieTek for the exclusivity and support with a payment of $XXXXXX US upon signing this MOU. TieTek will work with the Indian Railways and provide data on testing and track installations during this evaluation period.

PHASE II

The existing composite material sleeper developed by Tie Tek Inc. will be tested as per Indian Railways requirements XXXXXXXXXXXXXXXXXXXXXX
XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX
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XXXXXXXXXXXXX. TieTek will furnish testing oversight and management; Patil Group will be responsible for the cost of TieTek ties used for testing and all third party costs.

However, all the support required for testing the composite material sleeper, getting the necessary approvals from RDSO, Railway Board, etc. will be provided by Patil Group on the prototype composite sleeper provided by Tie Tek Inc. The test results will be shared by all parties.

If a suitable product is developed from Phase I and Phase II, the companies will negotiate either a license and royalty agreement, an outright sales of technology agreement or a joint venture, whichever is most appropriate and agreeable to both parties.

XXXXXXXX

XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX
XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX
XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX
XXXXXXXXXXXXXXXXXXXXX.

APART FROM THIS BOTH THE PARTIES HEREBY AGREE TO THE FOLLOWING CONDITIONS FOR THE FRAMEWORK OF THIS MOU.

 1. It is agreed by both the parties that XXXXXXX time shall be considered necessary for getting the necessary approvals from the Indian Railways upon which the Licensing Agreement shall be signed.

 2. The terms of license fee and royalty payment as discussed during the meeting with the Chairman of Patil group of Industries shall be finalized in a definitive agreement and signed during the XXXXXXX period of Phase I.

 3. There will be utmost confidentiality maintained by both the companies on Research Work, Prototype Development and Testing undertaken in the Phases mentioned above. TieTek, Inc. and Patil Group will also keep the entire patent designs of Patil Group and other information provided by each company strictly confidential.

 4. TieTek, Inc. will hereby assure to work with Patil Group exclusively and will not take up any such collaboration, licensing, or any other association of any type with any other company or individual for Composite Sleeper in the Indian Market during the initial one year period.

 5. All the necessary inputs required will be provided by both the companies to each other for the successful implementation of the project.


This MOU is effective from March 1, 2001 to XXXXXXXXXXXXXXX.

This MOU will be governed by U.S. Laws.


for Tie Tek Inc.      for Patil Group of Industries





SIGNATURE        SIGNATURE

Dated :        Dated: